77C - Matters submitted to a vote of security holders
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McMorgan Funds held a Special Meeting of Shareholders on May 24, 2005, whereby the shareholders were asked to approve a new investment advisory agreement between both the McMorgan Balanced Fund and McMorgan & Company LLC and McMorgan Equity Investment Fund and McMorgan & Company LLC. They were also asked to approve new sub-advisory agreements between both McMorgan Balanced Fund and New York Life Investment LLC and McMorgan Equity Investment Fund and New York Life Investment LLC. The results of the shareholders votes were as follows:

1) Approval of Investment Advisory Agreement between McMorgan Balanced Fund and McMorgan & Company LLC:

       ------------------------------------------------------------------------
                                    VOTES          VOTES          VOTES
                                     FOR          AGAINST       ABSTAINED
       ------------------------------------------------------------------------
       BALANCED FUND              2,456,738        7,912         172,527
       ------------------------------------------------------------------------

2) Approval of Investment Advisory Agreement between McMorgan Equity Investment Fund and McMorgan & Company LLC:

       ------------------------------------------------------------------------
                                    VOTES          VOTES          VOTES
                                     FOR          AGAINST       ABSTAINED
       ------------------------------------------------------------------------
       EQUITY INVESTMENT FUND     4,442,038        4,318          1,375
       ------------------------------------------------------------------------

3) Approval of Sub-Advisory Agreement between McMorgan Balanced Fund and New York Life Investment Management LLC:

       ------------------------------------------------------------------------
                                    VOTES          VOTES          VOTES
                                     FOR          AGAINST       ABSTAINED
       ------------------------------------------------------------------------
       BALANCED FUND              2,456,738        8,503         172,527
       ------------------------------------------------------------------------

4) Approval of Sub-Advisory Agreement between McMorgan Equity Investment Fund and New York Life Investment Management LLC:

       ------------------------------------------------------------------------
                                    VOTES          VOTES          VOTES
                                     FOR          AGAINST       ABSTAINED
       ------------------------------------------------------------------------
       EQUITY INVESTMENT FUND     4,445,439         917           1,375
       ------------------------------------------------------------------------